Trade and other payables	12 Months Ended
Dec. 31, 2022
Trade and other current payables [abstract]
Trade and other payables
25 Trade and other payables

	2022 £m	2021 £m
Trade payables	4,055	3,923
Duty, excise and other taxes	3,104	3,148
Accrued charges and deferred income	2,713	2,095
FII GLO (note 10(b))	913	963
Social security and other taxation	61	55
Sundry payables	547	375
	11,393	10,559
Current	10,449	9,577
Non-current	944	982
	11,393	10,559
As explained in note 17, the Group acts as a collection agent for banks and other financial institutions in certain debt factoring arrangements. The cash collected in respect of these arrangements that has not yet been remitted amounts to £119 million (2021: £137 million) and is included in sundry payables.
In addition, the Group has certain Supply Chain Financing (SCF) or ‘reverse factoring’ arrangements in place. The principal purpose of these arrangements is to provide the supplier with the option to access liquidity earlier through the sale of its receivables due from the Group to a bank or other financial institution prior to their due date. Management has determined that the Group’s payables to these suppliers have neither been extinguished nor have the liabilities been significantly modified by these arrangements. The value of amounts payable, invoice due dates and other terms and conditions applicable, from the Group’s perspective, remain unaltered, with only the ultimate payee being changed. At 31 December 2022, the value of amounts payable under the SCF programmes was £257 million (2021: £251 million). The cash outflows in respect of these arrangements have been recognised within operating cash flows. Included in this amount is £161 million (2021: £156 million) of leaf payables where the standard payment terms with the vendor is 150 days, consistent with credit terms normally available in certain markets.
During 2022, following an investigation by the Nigerian Federal Competition and Consumer Protection Commission (FCCPC) into alleged violations of the Nigerian Competition and Consumer Protection Act and National Tobacco Control Act, a consent order was entered into between the FCCPC and British American Tobacco (Holdings) Limited, British American Tobacco (Nigeria) Limited and British American Tobacco Marketing (Nigeria) Limited in December 2022 terminating the investigation and associated proceedings. A penalty equivalent to US$110 million has been accrued for and will be paid in Naira in instalments, among other measures.
Accrued charges and deferred income include £20 million of deferred income (2021: £1 million) relating to certain customer deposits in advance of shipments and £66 million (2021: £58 million) in respect of interest payable mainly related to tax matters. FII GLO of £913 million (2021: £963 million) relates to receipts in 2015, in respect of the Franked Investment Income Government Litigation Order (note 10(b)). Amounts payable to related parties including associated undertakings are shown in note 30.
There is no material difference between the above amounts for trade and other payables and their fair value due to the short-term duration of the majority of trade and other payables, as determined using discounted cash flow analysis.
Trade and other payables are predominantly denominated in the functional currencies of subsidiary undertakings with less than 7% in other currencies (2021: less than 6% in other currencies).